UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2018

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2018, Pebblebrook Hotel Trust (the “Company”) issued a press release announcing the Company’s results of operations for the three and nine months ended September 30, 2018.

A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 8.01. Other Events.
The information set forth under the heading “Update on Combination with LaSalle Hotel Properties” in the press release described above under Item 2.02 of this Current Report on Form 8-K and furnished herewith as Exhibit 99.1 is hereby filed for purposes of Rule 425 of the Securities Act of 1933, as amended, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued November 1, 2018, providing the results of operations for the three and nine months ended September 30, 2018.

Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. In connection with the proposed merger transaction, on September 18, 2018, Pebblebrook filed with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which was declared effective on October 26, 2018) and a definitive joint proxy statement/prospectus dated October 29, 2018 of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook. Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941-1500.
Certain Information Regarding Participants
Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on October 29, 2018 in connection with the special meeting of shareholders. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Cautionary Statement Regarding Forward Looking Statements

Certain statements in this communication that are not in the present or past tense or that discuss the expectations of Pebblebrook and/or LaSalle are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Pebblebrook and LaSalle operate and beliefs of and assumptions made by Pebblebrook management and LaSalle management, involve uncertainties that could significantly affect the financial results of Pebblebrook or LaSalle or the combined company. Pebblebrook and LaSalle intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger transaction, including future financial and operating results, the attractiveness of the value to be received by LaSalle shareholders, the attractiveness of the value to be received by Pebblebrook and the combined company’s plans, objectives, expectations and intentions and descriptions relating to these expectations.
All statements that address operating performance, events or developments that Pebblebrook and LaSalle expect or anticipate will occur in the future -including statements relating to expected synergies, improved liquidity and balance sheet strength -are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Pebblebrook and LaSalle believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Pebblebrook and LaSalle can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction, (ii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iii) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for the companies’ properties, (v) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vi) the availability and terms of financing and capital and the general volatility of securities markets, (vii) the companies’ respective dependence on third-party managers of their respective hotels, including their inability to implement strategic business decisions directly, (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (ix) the possible failure of the companies to maintain their respective qualifications as a REIT and the risk of changes in laws affecting REITs, (x) the possibility of uninsured losses, (xi) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xii) the risk of a material failure, inadequacy, interruption or security failure of the companies’ or their respective hotel managers’ information technology networks and systems, (xiii) risks associated with achieving expected revenue synergies or cost savings, (xiv) risks associated with the companies’ ability to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, and (xv) those additional risks and factors discussed in reports filed with the SEC by Pebblebrook and LaSalle from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Pebblebrook nor LaSalle undertakes any duty to update any forward-looking statements appearing in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

November 1, 2018	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary